Exhibit 1.1

FX Alliance Inc.

Common Stock, Par Value $0.0001 Per Share

Underwriting Agreement

[   ], 2012

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Goldman, Sachs & Co.

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

c/o Goldman, Sachs & Co.

200 West Street

New York, NY 10282

As representatives of the several Underwriters

named in Schedule I hereto.

Ladies and Gentlemen:

The stockholders named in Schedule II hereto (the “Selling Stockholders”) of FX Alliance Inc., a Delaware corporation (the “Company”), propose, subject to the terms and conditions stated in this Underwriting Agreement (this “Agreement”), to, severally and not jointly, sell to the several Underwriters named in Schedule I hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”), an aggregate of 5,200,000 shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company. In addition, the Selling Stockholders, subject to the terms and conditions stated herein, propose, severally and not jointly, to sell, at the election of the Underwriters, up to an additional 780,000 shares of Common Stock of the Company.

The aggregate of 5,200,000 shares to be sold by the Selling Stockholders are herein called the “Firm Shares” and the aggregate of 780,000 additional shares to be sold by the Selling Stockholders are herein called the “Optional Shares”.  The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares”.

The Company, the Selling Stockholders and the Underwriters agree that up to 5% of the Firm Shares to be purchased by the Underwriters (the “Reserved Shares”) shall be reserved for sale by the Underwriters to certain persons designated by the Company (the “Invitees”), as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations.  The Company solely determined, without any direct or indirect participation by the Underwriters, the Invitees who will purchase Reserved Shares (including the amount to be purchased by such persons) sold by the Underwriters. To the extent that such Reserved Shares are not orally confirmed for purchase by Invitees by 8:00 A.M. (New York City time) on the first business day after the date of this Agreement, such Reserved Shares may be offered to the public by the Underwriters as part of the public offering contemplated hereby.

1.                    (a)           The Company represents and warrants to, and agrees with, each of the Underwriters that:

(i)                                                     A registration statement on Form S-1 (File No. 333-176901) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time the Initial Registration Statement became effective or the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the “Pricing Prospectus”; the final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; and any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Shares is hereinafter called an “Issuer Free Writing Prospectus”);

(ii)                                                  No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and the Pricing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder;

(iii)                                               For the purposes of this Agreement, the “Applicable Time” means [    ] (New York City time) on the date of this Agreement. The Pricing Prospectus, when taken together with the pricing information set forth on Schedule IV hereto (collectively, the “Pricing Disclosure Package) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule V hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in the Pricing Disclosure Package or an Issuer Free Writing Prospectus

in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or a Selling Stockholder, in each case, expressly for use therein;

(iv)                                              The Registration Statement conforms and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement does not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus does not and will not as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives or a Selling Stockholder, in each case, expressly for use therein;

(v)                                                 The Company has not made any offer with respect to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; the Company has satisfied the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show;

(vi)                                              At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the regulations under the Act) of the Shares and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer;

(vii)                                           Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (except as set forth or contemplated in the Pricing Prospectus and the Prospectus) or any material adverse change in or affecting the business, prospects, consolidated financial position or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), otherwise than as set forth or contemplated in the Pricing Prospectus;

(viii)                                        The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them (other than Intellectual Property (as defined below), which is addressed in subsection (xxviii) of this Section), in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, taken as a whole; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases other than as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(ix)                                                The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or hold its properties and conduct its business as described in the Pricing Prospectus and the Prospectus; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each subsidiary of the Company has been duly organized and is validly existing in good standing under the laws of its jurisdiction of organization, with corporate or other similar power and authority to own or hold its properties and conduct its business as described in the Pricing Prospectus; and each subsidiary of the Company has been duly qualified as a foreign corporation or limited liability company, as applicable, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(x)                                                   The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description of the Common Stock contained in the Pricing Prospectus and the Prospectus; and all of the issued shares of capital stock or membership interests, as applicable, of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

(xi)                                                The Shares to be sold by the Selling Stockholders to the Underwriters hereunder have been duly authorized and validly issued, are fully paid and non-assessable and conform in all material respects to the description of the Common Stock contained in the Pricing Prospectus and the Prospectus; and the sale of the Shares by the Selling Stockholders is not subject to any preemptive or other similar rights;

(xii)                                             This Agreement has been duly authorized, executed and delivered by the Company;

(xiii)                                          The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except as would not individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) result in any violation of the provisions of the Certificate of Incorporation or Bylaws of the Company; or (iii) result in a violation of any applicable statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or the rules of FINRA in connection with the purchase and distribution of the Shares by the Underwriters or that have been obtained on or prior to the date of this Agreement;

(xiv)                                         Neither the Company nor any of its subsidiaries is (i) in violation of its Certificate of Incorporation or Bylaws or similar organizational documents or (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be subject, except in the case of (ii), as would not, individually or in the aggregate, reasonably be expect to have a Material Adverse Effect;

(xv)                                            The statements set forth in the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock”, insofar as they purport to constitute a summary of the terms of the Company’s capital stock, under the caption “Material U.S. Federal Tax Considerations for Non-U.S. Holders,” and under the caption “Underwriting” (other than notices to prospective investors outside the U.S. described under such caption, which, to the Company’s knowledge, is accurate, complete and fair in all material respects), insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

(xvi)                                         Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and, to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(xvii)                                      The Company is not and, after giving effect to the transactions contemplated hereby, will not be an “investment company”, as such term is defined in the Investment Company Act of 1940, as amended;

(xviii)                                   PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, is an independent public accounting firm as required by the Act and the rules and regulations of the Commission thereunder;

(xix)                                           The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) designed to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s is not aware of any material weaknesses in its internal control over financial reporting;

(xx)                                              Except as disclosed in the Pricing Prospectus and the Prospectus, since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;

(xxi)                                           The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement, and is actively taking steps to ensure that it will be in compliance with other provisions of the Sarbanes-Oxley Act not currently in effect, upon the effectiveness of such provisions, or which will become applicable to the Company at all times after the effectiveness of the Registration Statement;

(xxii)                                        The financial statements (including the related notes thereto) included in the Registration Statement, the Pricing Prospectus and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in conformity with GAAP applied on a consistent basis throughout the periods involved.  The supporting schedules, if any, present fairly, in all material respects, in accordance with GAAP the information required to be stated therein.  The selected financial data and the summary financial information included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. The pro forma financial information and the related notes thereto included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission’s rules and guidelines with respect to pro forma financial information and the assumptions used in the preparation thereof are reasonable. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus and the Prospectus or any Issuer Free Writing Prospectus under the Act or the rules and regulations thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus or any Issuer Free Writing Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;

(xxiii)                                     The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof (except where the failure to file would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect) and have paid all taxes required to be paid (except for cases in which the failure to pay would not have a Material Adverse Effect or except as currently being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company), and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had, nor does the Company or any of its subsidiaries have any notice or knowledge of any asserted or threatened tax deficiency which would reasonably be expected to be determined adversely to the Company or its subsidiaries and which would reasonably be expected to have, a Material Adverse Effect;

(xxiv)                                    Other than as set forth in the Pricing Prospectus and the Prospectus, there are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale by the Company under the Act pursuant to this Agreement; any person with such registration rights or similar rights has agreed not to exercise such rights in connection with the transactions contemplated under this Agreement, other than with respect to any Shares to be sold hereunder by the Selling Stockholders;

(xxv)                                       There are no contracts or documents which are required by the Act to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required;

(xxvi)                                    No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in any case, would reasonably be expected to result in a Material Adverse Effect;

(xxvii)                                 The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate governmental entities necessary to conduct the business now operated by them as described in the Pricing Prospectus and the Prospectus, except where the failure so to possess would not, individually or in the aggregate, result in a Material Adverse Effect.  The Company and its subsidiaries are in compliance with the terms and conditions of all Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, result in a Material Adverse Effect.  All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, individually or in the aggregate, result in a Material Adverse Effect.  Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

(xxviii)                              Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and except as set forth in the Pricing Prospectus, the Company and its subsidiaries own or otherwise possess the right to use, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights (whether or not registered), know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them as described in the Pricing Prospectus and the Prospectus, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would result in a Material Adverse Effect;

(xxix)                                      Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance, code or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or the protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws;

(xxx)                                         The Company and its subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts, with such deductibles, and covering such risks as they deem reasonably adequate for the conduct of their business, and all such insurance is in full force and effect.  The Company does not reasonably believe that it or any of its subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect.

(xxxi)                                      None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in each case, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith;

(xxxii)                                   The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any governmental entity involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(xxxiii)                                None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”);

(xxxiv)                               Neither the Company nor any affiliate of the Company has taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or to result in a violation of Regulation M under the Exchange Act;

(xxxv)                                  Any statistical and market-related data included in the Registration Statement, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources; and

(xxxvi)                               In connection with any offer and sale of Reserved Shares outside the United States, the preliminary prospectus, any prospectus wrapper and any amendment or supplement thereto, at the time it was distributed to Invitees, complied and will comply in all material respects with any applicable laws or regulations of foreign jurisdictions in which the same was distributed.  The Company has not offered, or caused the Underwriters to offer, Reserved Shares to any person with the specific intent to unlawfully influence (i) a customer or supplier of the Company or any of its affiliates to alter the customer’s or supplier’s level or type of business with any such entity or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its affiliates, or their respective businesses or products.

(b)                 Each of the Selling Stockholders severally and not jointly represents and warrants to, and agrees with, each of the Underwriters and the Company that:

(i)                                                     All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the power of attorney and custody agreement appointing certain individuals as such Selling Stockholder’s attorney-in-fact to the extent set forth therein relating to the transactions contemplated hereby and relating to the deposit of the Shares to be sold by such Selling Stockholder (the “Power of Attorney and Custody Agreement”), and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder; and such Selling Stockholder has duly authorized, executed and delivered this Agreement, and the Power of Attorney and Custody Agreement; and the Power of Attorney and Custody Agreement is a legally valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(ii)                                                    The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Power of Attorney and Custody Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject and (B) will not result in any violation of the provisions of the charter, bylaws, partnership agreements, operating agreements or any other organizational documents of such Selling Stockholder if such Selling Stockholder is a legal entity, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder, except with respect to clause (A) for such breaches, violations or defaults which would not materially adversely affect such Selling Stockholder’s ability to comply with its obligations hereunder;

(iii)                                                 Such Selling Stockholder has, and immediately prior to each Time of Delivery (as defined in Section 4 hereof) such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims.

(iv)                                                Such Selling Stockholder has, on or prior to the date hereof, duly executed and delivered to the Representatives a “lock-up” agreement, substantially in the form of Exhibit A-1 hereto, which lock-up agreement has been in full and force and effect since the time it was executed and delivered and is in full force and effect on the date hereof;

(v)                                                   Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or to result in a violation of Regulation M under the Exchange Act;

(vi)                                                The Pricing Disclosure Package, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule V hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus, and each such Issuer Free Writing Prospectus as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in the Pricing Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein; and provided, further, that the foregoing shall only apply to statements or omissions made in the Pricing Prospectus or any Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein;

(vii)                                             The Registration Statement does not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus does not and will not as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein; and provided, further, however that the foregoing shall only apply to statements or omissions made in the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by such Selling Stockholder expressly for use therein;

(viii)                                          Such Selling Stockholder is not prompted to sell the Shares to be sold by such Selling Stockholder hereunder by any material information concerning the Company or any subsidiary of the Company which is not set forth in the Pricing Prospectus;

(ix)                                                  Such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 or W-8, as applicable, together with all required attachments to such form (or other applicable form or statement specified by United States Treasury Department regulations in lieu thereof);

(x)                                                     Certificates in negotiable form representing all of the Shares to be sold by such Selling Stockholder hereunder have been placed in custody under the Power of Attorney and Custody Agreement, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to FX Alliance Inc., as custodian (the “Custodian”), and such Selling Stockholder has duly executed and delivered a Power of Attorney and Custody Agreement, in the form heretofore furnished to you, appointing John W. Cooley and James F.X. Sullivan, and each of them, as such Selling Stockholder’s attorneys-in-fact (each an “Attorney-in-Fact”) with authority to execute and deliver this

Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Power of Attorney and Custody Agreement;

(xi)         The Shares represented by the certificates held in custody for such Selling Stockholder under the Power of Attorney and Custody Agreement are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney and Custody Agreement, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement and of the Power of Attorney and Custody Agreement; and actions taken by any of the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event;

(xii)        Upon (a) the delivery by such Selling Stockholders to the Transfer Agent of the certificates representing the Shares sold by such Selling Stockholder hereunder, in each case endorsed in blank, (b) the registration of such Shares on the books of the Company in the name of the Depository Trust Company (“DTC”) or its nominee, (c) the crediting of such Shares to a securities account of the Underwriters maintained with DTC and (d) the Underwriters paying the purchase price for such Shares pursuant to the terms of this Agreement, assuming that no Underwriter or DTC has notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of New York (the “UCC”)) to such Shares and DTC is a “clearing corporation” (within the meaning of Section 8-102(a)(5) of the UCC), (i) DTC will be a protected purchaser of such Shares within the meaning of Section 8-303 of the UCC, (ii) the Underwriters will have acquired a valid security entitlement in respect of such Shares, and (iii) no action based on an adverse claim to such Shares, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Underwriters with respect to such security entitlement;

(xiii)       Other than as set forth in the Pricing Prospectus and the Prospectus, such Selling Stockholder does not have any registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale by the Company under the Act pursuant to this Agreement; any such Selling Stockholder with such registration rights or similar rights agrees not to exercise such rights in connection with the transactions contemplated under this Agreement, other than with respect to any Shares being sold hereunder by such Selling Stockholder; and

(xiv)      Such Selling Stockholder has not prepared or had prepared on its behalf or used or referred to, any “free writing prospectus” (as defined in Rule 405 under the Act), and has not distributed any written materials in connection with the offer or sale of the Shares.

2.         Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at a purchase price per share of $[•], the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Stockholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

The Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 780,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares, provided that the purchase price per Optional Share shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm Shares but not payable on the Optional Shares.  Any such election to purchase Optional Shares shall be made in proportion to the maximum number of Optional Shares to be sold by each Selling Stockholder as set forth in Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company and the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and the Attorneys-in-Fact otherwise agree in writing, in the case of any election to purchase Optional Shares made after the First Time of Delivery, no earlier than two business days after the delivery of such notice and, in any case, no later than ten business days after the date of such notice.

3.         As soon as the Representatives deem advisable after this Agreement has been executed, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Pricing Disclosure Package and the Prospectus.

4.         (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least twenty-four hours’ prior notice to the Company and the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to the Representatives, through the facilities of DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Custodian to the Representatives at least twenty-four hours in advance.  The Custodian will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Merrill, Lynch, Pierce, Fenner & Smith Incorporated specified above (the “Designated Office”).  The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on [•], 2012 or such other time and date as the Representatives, the Company and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the dates specified by the Representatives in the written notice given by the Representatives of the Underwriters’

election to purchase such Optional Shares, or such other time and date as the Representatives, the Company and the Selling Stockholders may agree upon in writing.  Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery”, any such times and dates for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Optional Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b)       The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Davis Polk & Wardwell LLP, 450 Lexington Avenue, New York, New York 10017 (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery.  A meeting will be held at the Closing Location on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.  For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.         The Company agrees with each of the Underwriters:

(a)         To prepare the Prospectus in a form approved by you, such approval not to be unreasonably withheld, and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus or amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or other prospectus or suspending any such qualification, to promptly to use its reasonable best efforts to obtain the withdrawal of such order;

(b)         Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to (i) qualify as a foreign corporation, (ii) to file a general consent to service of process in any jurisdiction, (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject, or (iv) make any change to its Certificate of Incorporation or Bylaws or similar organizational documents;

(c)         Prior to 10:00 A.M., New York City time, on the second New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the date that is six months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time six months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)         To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)         Without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co., during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Shares, including but not limited to any options or warrants to purchase shares of Common Stock or securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), or file any registration statement under the Act with respect to any of the foregoing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. waive, in writing, such extension; the Company will provide the Representatives and any co-managers and each stockholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 1(b)(iv) and Section 8(h) with prior notice of any such announcement that gives rise to an extension of the Lock-up Period;

(f)          If the Representatives in their sole discretion, agree to release or waive the restrictions set forth in a lock-up agreement described in Section 8(h) hereof for an officer or director of the Company and provides the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit A-3 hereto through a major news service at least two business days before the effective date of the release or waiver;

(g)         To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

(h)         During a period of two years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed, copies of any reports and financial statements; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided, however, that any report or financial statement furnished to or filed with the Commission that is publicly available on the Commission’s EDGAR system shall be deemed to have been furnished to you at the time furnished to or filed with the Commission;

(i)          To use its reasonable best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the “Exchange”);

(j)          To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(k)         If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(l)          Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the online offering of the Shares (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee, may not be assigned or transferred and shall automatically terminate upon completion of the offering of the Shares contemplated hereby;

(m)        To not, without the prior consent of the Representatives, make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; any such free writing prospectus, the use of which has been consented to by is listed on Schedule V hereto;

(n)         To comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

(o)         If at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this paragraph shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

6.         Each Underwriter hereby represents and agrees that:

(a)         It has not used, authorized use of, referred to or participated in the planning for use of, and will not use, authorize use of, refer to or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the Pricing Prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Schedule V (including any electronic road show), or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing;

(b)         It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Shares unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to, or substantially concurrently with, the first use of such term sheet; and

(c)         It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering of the Shares (and will promptly notify the Company and the Selling Stockholders if any such proceeding against it is initiated during the Underwriters’ distribution of the Shares contemplated hereby).

7.         (a) The Company agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the costs of printing or producing this Agreement, the Blue Sky Memorandum, if any, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under securities laws in such jurisdictions as provided in Section 5(b) hereof, including the reasonable and documented fees and disbursements of one counsel for the Underwriters solely in connection with such qualification and in connection with the Blue Sky Memorandum, if any, (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with securing any required review by FINRA of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the costs and expenses of the Company relating to any “road show” undertaken in connection with the marketing of the Shares, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and fifty percent (50%) of the cost of aircraft and other transportation chartered in connection with the road show, (ix) all costs and expenses of the Underwriters, including the reasonable and documented fees and disbursements of one counsel for the Underwriters, in connection with matters related to the Reserved Shares which are designated by the Company for sale to Invitees; (x) the fees and expenses of the Attorneys-in-Fact and the Custodian; (xi) the reasonable fees, disbursements and expenses of one counsel for the Selling Stockholders; and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 7.

(b) Each Selling Stockholder, severally and not jointly, agrees with the Company and the several Underwriters that such Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section 7, including (i) any fees, disbursements and expenses of counsel for such Selling Stockholder that are not otherwise provided for in, or covered by, Section 7(a)(xi) and any fees, disbursements and expenses of any of its other advisors; (ii) the underwriting discounts and commissions associated with the Shares to be sold by such Selling Stockholder hereunder, which shall be deducted from such Selling Stockholder’s proceeds from the sale of such Shares; and (iii) all expenses and transfer taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (ii) of the preceding sentence, the Representatives agree to pay New York State stock transfer tax, and such Selling Stockholder agrees to reimburse the Representatives for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated.  It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section 7, and Sections 9 and 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

(c)       The provisions of this Section 7 shall not affect any agreement that the Company and the Selling Stockholders have or may make among themselves for the sharing or allocation of such costs, fees and expenses.

(d)       The Company and the Selling Stockholders hereby confirm their engagement of UBS Securities LLC as, and UBS Securities LLC hereby confirms its agreement with the Company and the Selling Stockholders to render services as, a “qualified independent underwriter” within the meaning of FINRA Rule 5121 (or any successor rule) adopted by FINRA (“Rule 5121”) with respect to the offering and sale of the Shares. UBS Securities LLC, solely in its capacity as qualified independent underwriter and not otherwise, is referred to herein as the “QIU.”

8.         The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)         (i) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; and if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; (iii) no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and (iv) all requests for additional information on the part of the Commission shall have been complied with;

(b)         Davis Polk & Wardwell LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to such matters as you may request, and such counsel shall have received such documents, certificates and information as they may reasonably request to enable them to pass upon such matters;

(c)         Kirkland & Ellis LLP, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, substantially to the effect set forth in Exhibit B hereto [and to such further effect as you may reasonably request];

(d)         The respective counsel for each of the Selling Stockholders, as indicated in Schedule III hereto, each shall have furnished to you their written opinion with respect to each of the Selling Stockholders for whom they are acting as counsel, dated such Time of Delivery, in form and substance satisfactory to you, substantially to the effect set forth in Exhibit C hereto [and to such further effect as you may reasonably request];

(e)         On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(f)(i)      Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus, there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change in or affecting the business, prospects, consolidated financial position or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any case described in clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(g)         The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

(h)         At or prior to the date of this Agreement, the Representatives shall have received executed lock-up agreements in the form of Exhibit A-1 hereto signed by each person listed on Exhibit A-2 hereto;

(i)          FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the Shares;

(j)          At or prior to the date of this Agreement, the Selling Stockholders shall have entered into the Power of Attorney and Custody Agreement and the Representatives shall have received an executed counterpart thereof;

(k)         The Representatives shall have received from each Selling Stockholder, at or prior to such Time of Delivery, a copy of a properly completed and executed Internal Revenue Service Form W-9 or

W-8, as applicable, together with all required attachments to such form (or other applicable form or statement specified by United States Treasury Department regulations in lieu thereof);

(l)          Since the execution of this Agreement, there shall not have been any decrease in or withdrawal of the rating of any securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization” (as defined in Rule 15E under the Exchange Act) or any notice given of any intended or potential decrease in or withdrawal of any such rating or of a possible change in any such rating that does not indicate the direction of the possible change;

(m)        The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the second New York Business Day next succeeding the date of this Agreement;

(n)         The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of their obligations and all conditions on its part hereunder to be performed at or prior to such Time of Delivery, and the Company shall have furnished or caused to be furnished a certificate as to the matters set forth in subsection (a) and (f) of this Section; and

(o)         The Selling Stockholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Selling Stockholders, which shall be signed on each of their behalves by the Attorneys-in-Fact, as to the accuracy of the representations and warranties of the Selling Stockholders herein at and as of such Time of Delivery and as to the performance by the Selling Stockholders of all of their respective obligations and all conditions on their part hereunder to be performed at or prior to such Time of Delivery.

(p)         The Representatives shall have received a certificate, in the form of Exhibit D hereto, dated such Time of Delivery, from the Chief Financial Officer of the Company with respect to the Company’s results of operations and financial condition for the period set forth therein.

9.         (a)       The Company will indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the Act (each, an “Affiliate”)), its directors, officers, employees and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholders named above shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(b)       Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter, its Affiliates, its directors, officers, employees and selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein; and provided, further, that the liability of each Selling Stockholder under this Agreement shall not, in the aggregate, exceed an amount equal to the aggregate gross proceeds (after underwriting discounts but before expenses) received by such Selling Stockholder from the offering and sale of the Shares contemplated hereunder.

(c)       Each Underwriter will indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company, its directors or its officers who signed the Registration Statement or such Selling Stockholder or person, if any, who controls the Company or such Selling Stockholder, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any such amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state in the Registration Statement, or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon the omission or alleged omission to state in any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and each Underwriter will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

(d)       In connection with the offer and sale of the Reserved Shares, the Company agrees to indemnify and hold harmless the Underwriters, their Affiliates, their directors, officers, employees and selling agents and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from against any against any losses, claims, damages or liabilities, as incurred, (i) arising out of the violation of any applicable laws or regulations of foreign jurisdictions resulting from the offer of Reserved Shares, (ii) arising out of any untrue statement or alleged untrue statement of a material fact contained in, or out of any omission or alleged omission to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any prospectus wrapper or other material prepared by or with the consent of the Company for distribution to Invitees in connection with the offering of the Reserved Shares, (iii) caused by the failure of any Invitee to pay for and accept delivery of Reserved Shares which have been orally confirmed for purchase by any Invitee by 8:00 A.M. (New York City time) on the first business day after the date of the Agreement or (iv) related to, or arising out of or in connection with, the offering of the Reserved Shares, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

(e)       In addition to and without limitation of the Company’s and each Selling Stockholder’s obligation to indemnify UBS Securities LLC as an Underwriter, the Company and each Selling Stockholder also agree, severally and not jointly, to indemnify and hold harmless the QIU, its Affiliates, its directors, officers, employees and its selling agents and each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any losses, claims, damages, liabilities or expenses, under the Act or otherwise, incurred as a result of the QIU’s participation as a “qualified independent underwriter” within the meaning of Rule 5121 in connection with the offering of the Shares, but, in the case of a Selling Stockholder, only to the extent, that an untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; provided that the liability of each Selling Stockholder under this Agreement shall not, in the aggregate, exceed an amount equal to the aggregate gross proceeds (after underwriting discounts but before expenses) received by such Selling Stockholder from the offering and sale of the Shares contemplated hereunder.

(f)        Promptly after receipt by an indemnified party under subsection (a), (b), (c), (d) or (e) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, except to the extent the indemnifying party is materially prejudiced by such failure to so notify, but which shall not relieve the indemnifying party from its obligation to provide reimbursement or contribution hereunder. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. If indemnification is sought pursuant to Section 9(e), then the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any local counsel) for the QIU in its capacity as a “qualified independent underwriter” and its Affiliates, directors, officers, employees and selling agents and each person, if any, who controls the QIU within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, in connection with any one action or separate but similar or related actions if, in the reasonable judgment of the QIU, there may exist a conflict of interest between the QIU and the other indemnified or indemnifying parties. Any such separate counsel for the QIU and such Affiliates, directors, officers, employees, selling agents and control persons of the QIU shall be designated in writing by the QIU. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be required to indemnify the indemnified party for any amounts paid or payable by the indemnified party in the settlement or compromise of, or voluntary entry into any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 9 without the written consent of the indemnifying party but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated in this Section or settlement of any claim in connection with any violation referred to in Section 9(d) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(g)       If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c), (d) or (e) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares.  If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (f) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (g) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (g).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (g), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount that, together with any other liability of such Selling Stockholder under this Agreement, is in excess of the gross proceeds (after underwriting discounts but before expenses) received by such Selling Stockholder from the offering and sale of the Shares contemplated hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations in this subsection (g) to contribute are several in proportion to their respective underwriting obligations and not joint.

(h)       The obligations of the Company and the Selling Stockholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each Selling Stockholder and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

10.       (a)       If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein.  If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms.  In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Stockholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your reasonable opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b)       If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)       If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to any Optional Time of Delivery, the obligations of the Underwriters to purchase and of the Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.       The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

Anything herein to the contrary notwithstanding, the indemnity agreement of the Company in subsection (a) of Section 9 hereof, the representations and warranties in subsections (a)(ii) and (a)(iii) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of an Underwriter who is a director, officer or controlling person of the Company when the Registration Statement has become effective or who, with his or her consent, is named in the Registration Statement as about to become a director of the Company, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act.  Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

12.       The Representatives, in their absolute discretion, may terminate this Agreement, without liability to the Company, by notice to the Company and the Selling Stockholders, at any time at or prior to the Closing Time if since the time of execution of this agreement or since the respective dates as of which information is given in the Pricing Prospectus there shall have been (i) any material adverse change in or affecting the business, prospects, consolidated financial position or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus; (ii) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or NASDAQ; (iii) a suspension or material limitation in trading in the Company’s securities on the New York Stock Exchange; (iv) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (v) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (i) or (iv) through (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

13.       If this Agreement shall be terminated pursuant to Section 10 hereof or clauses (ii), (iv), (v) or (vi) of Section 12 hereof, neither the Company nor the Selling Stockholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Company and the Selling Stockholders as provided herein because of any refusal, inability or failure on the part of the Company or any of the Selling Stockholders to perform any agreement herein, satisfy any condition contained herein or comply with any provision hereof, the Company will reimburse the Underwriters through you for all reasonable out-of-pocket expenses approved in writing by you, including reasonable fees and disbursements of counsel, incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 9 hereof; provided, however, that any Selling Stockholder that is not the cause of such non-delivery of Shares shall not have any liability to any Underwriter under this Section 13.

14.       In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement made by or on behalf of any Underwriter made or given by you as the Representatives of the several Underwriters; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement made by or on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives c/o Merrill Lynch, One Bryant Park, New York, New York 10036, Attention: Syndicate Department, with a copy to ECM Legal, and Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission care of the Attorneys-in-Fact at 909 Third Avenue, 10th Floor, New York, NY 10022, Attention: John W. Cooley and James F.X. Sullivan; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company at 909 Third Avenue, 10th Floor, New York, NY 10022, Attention: John W. Cooley and James F.X. Sullivan, with a copy to (which shall not constitute notice) Joshua N. Korff, Kirkland & Ellis, LLP, New York, NY 10022; provided, however, that any notice to an Underwriter pursuant to Section 9(e) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you on request; provided, however, that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives c/o Merrill Lynch, One Bryant Park, New York, New York 10036, Attention: Syndicate Department, with a copy to ECM Legal, and Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attention: Control Room. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.       This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.       Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17.       The Company and each of the Selling Stockholders, severally and not jointly, acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Stockholder on other matters) or any other obligation to the Company or any Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Company and each of the Selling Stockholders has consulted its own legal and financial advisors to the extent it deemed appropriate.  Each of the Company and the Selling Stockholders, severally and not jointly, agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.

18.       In accordance with the requirements of the USA Patriot Act, the Company and the Selling Stockholders acknowledge and agree that the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Stockholders, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly make such identifications.

19.       THIS AGREEMENT AND ANY MATTERS RELATED TO THIS TRANSACTION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAWS OF THE STATE OF NEW YORK.

20.       The Company, each of the Selling Stockholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.       This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

22.       Notwithstanding anything herein to the contrary, the Company and the Selling Stockholders are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Stockholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholders for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney and Custody Agreement which authorizes such Attorney-in-Fact to take such action.

Very truly yours,

FX Alliance Inc.

By:
Name:
Title:

Banc of America Strategic Investments Corporation
BNP Paribas
Citigroup Technology, Inc.
Credit Suisse First Boston Next Fund, Inc.
The Goldman Sachs Group, Inc.
HSBC USA Inc.
Morgan Stanley Fixed Income Ventures Inc.
The Royal Bank of Scotland plc
The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Commerzbank AG
Royal Bank of Canada
Westpac Investment Capital Corporation
Standard Chartered Bank
The Bank of New York Mellon

By:
Name:
Title:
As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.

Accepted as of the date hereof

Merrill Lynch, Pierce, Fenner & Smith
Incorporated

By:
Name:
Title:

Goldman, Sachs & Co.

By:
(Goldman, Sachs & Co.)

Citigroup Global Markets Inc.

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

On behalf of themselves and each of the Underwriters

UBS Securities LLC

By:
Name:
Title:

As Qualified Independent Underwriter

SCHEDULE I

Underwriter	Total Number of Firm Shares to be Purchased	Number of Optional Shares to be Purchased if Maximum Option Exercised

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman, Sachs & Co.
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
UBS Securities LLC
Raymond James & Associates
Sandler O’Neill + Partners, L.P.
Total	5,200,000	780,000

SCHEDULE II

	Total Number of Firm Shares to be Sold	Number of Optional Shares to be Sold if Maximum Option Exercised

The Selling Stockholders:
Banc of America Strategic Investments Corporation	286,204
BNP Paribas	320,000
Citigroup Technology, Inc.	506,523
Credit Suisse First Boston Next Fund, Inc.	506,523
The Goldman Sachs Group, Inc.	506,523
HSBC USA Inc.	506,523
Morgan Stanley Fixed Income Ventures Inc.	506,523
The Royal Bank of Scotland plc	506,523
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	311,674
Commerzbank AG	311,674
Royal Bank of Canada	311,674
Westpac Investment Capital Corporation	311,674
Standard Chartered Bank	253,259
The Bank of New York Mellon	54,703
	5,200,000	780,000

SCHEDULE III

LIST OF COUNSEL TO THE SELLING STOCKHOLDERS

SCHEDULE IV

PRICING INFORMATION

Price per share to the public: $[•]

Number of shares sold by the Selling Stockholders: [•]

Option to purchase additional shares from the Selling Stockholders: [•]

[•]

SCHEDULE V

LIST OF ISSUER FREE WRITING PROSPECTUSES

[•••]

EXHIBIT A-1

FORM OF LOCK-UP AGREEMENT

FX ALLIANCE INC.

Lock-Up Agreement

                        , 2012

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Goldman, Sachs & Co.

Citigroup Global Markets Inc.

J.P. Morgan Securities LLC

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

c/o Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Re:  FX Alliance Inc. - Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with FX Alliance Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Public Offering”) of the common stock (the “Common Stock”) of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company (the “Lock-Up Securities”), whether now owned or hereafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the “Undersigned’s Shares”), or exercise any right with respect to the registration of any of the Undersigned’s Shares, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended (except that such restriction shall not prohibit the undersigned from exercising any right with respect to registration of any of the Undersigned’s Shares solely in connection with the Public Offering pursuant to and in accordance with that certain Investors’ Rights Agreement, dated as of August 1, 2006, among FX Alliance, LLC and the holders of Class A Preferred Units and Common Units party thereto). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes or derives any significant part of its value from such Shares.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the public offering date set forth on the final prospectus relating to the Public Offering (the “Public Offering Date”) pursuant to the Underwriting Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event relating to the Company or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. waive, in writing, such extension.

The Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 13 of the Underwriting Agreement) and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares pursuant to and in accordance with the Underwriting Agreement or (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin), (iii) as a result of testate, intestate succession or bona fide estate planning, (iv) with the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. on behalf of the Underwriters or (v) if the undersigned is a corporation or partnership, to any entity that wholly owns such corporation or partnership or is a wholly-owned subsidiary of such corporation or partnership; provided, however, that for the purposes of clauses (i), (ii), (iii) and (v) above, it shall be a condition to the transfer that (1) the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement, that the transferee is bound by the restrictions set forth in this Lock-Up Agreement and that there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, (2) any such transfer shall not involve a disposition for value, (3) any such transfer shall not be required to be reported with the SEC in accordance with Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange

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Act’), prior to the expiration of the Lock-Up Period, and (4) no public filing or announcement of any such transfer is voluntarily effected.  For the avoidance of doubt, this Lock-Up Agreement shall not restrict the undersigned from exercising any equity awards issued by the Company pursuant to its equity incentive plans existing on the date of the final prospectus relating to the Public Offering and disclosed therein; provided that the underlying shares of Common Stock received shall be subject to this Lock-Up Agreement. Notwithstanding anything to the contrary herein, the undersigned shall not be restricted from purchasing Common Stock in the open market, and any Common Stock acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement; provided that (i) any transfer of any such shares acquired by the undersigned in the open market shall not be required to be reported with the SEC in accordance with Section 16 of the Exchange Act prior to the expiration of the Lock-Up Period and (ii) no public filing or announcement of any transfer of any such shares acquired by the undersigned in the open market is voluntarily effected.

The undersigned now has, and, except as contemplated by clauses (i) through (iv) above and except as set forth on Schedule A hereto, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever, except for any transfer restrictions imposed by applicable federal and state securities laws.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

[ Further notwithstanding anything to the contrary herein, the foregoing restrictions shall not apply to (i) up to one hundred (100) Shares of Common Stock to be granted and issued by the Company to the undersigned, as an employee of the Company, in connection with and upon the consummation of the Public Offering as contemplated by the Registration Statement, or (ii) any issuer-directed Shares the undersigned may purchase in the Public Offering as contemplated by the Registration Statement. ](i)

[ If the undersigned is an officer or director of the Company, (i) Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of the Common Stock, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver.  Any release or waiver granted by Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. hereunder to any such officer or director shall only be effective two business days after the publication date of such press release.  The provisions of this paragraph will not apply if (i) the release or waiver is effected solely to permit a transfer not for consideration, including transfers set forth in clauses (i) through (v) of the second preceding paragraph above, in accordance with this Lock-Up Agreement and (ii) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer. If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the offering contemplated by the Registration Statement. ](ii)

[ Notwithstanding anything to the contrary contained herein, the undersigned is entering into this Lock-Up Agreement based upon the understanding by the Underwriters that the undersigned is an affiliate of                                                         . Certain affiliates of                                                          are engaged in broker

(i)    Note: This paragraph only applies to employees of the Company that are not directors or officers.

(ii)   Note: This paragraph applies to all officers and directors of the company.

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dealer, investment advisory and other services and nothing herein shall prevent any affiliate of the undersigned from (i) honoring its commitments or obligations under existing agreements, instruments or programs or consenting to or executing amendments or waivers related thereto; (ii) engaging in ordinary course lending or capital markets activities; and (iii) engaging in its ordinary course activities, including, without limitation, engaging in brokerage, asset management, derivatives transactions, commercial paper and similar programs, leasing, research, loan and securities trading and arbitrage activities with or involving any party which are in compliance with securities laws. Furthermore, for the avoidance of doubt, to the extent the undersigned is an affiliate of an Underwriter, nothing herein shall prevent any Underwriter that is an affiliate of the undersigned from engaging in any short sales, stabilizing transactions, purchase or sale of Shares or any other market making activities such Underwriter engages in with respect to the Public Offering. ](iii)

In the event that Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. consent to the early release of any Lock-Up Securities held by a Significant Holder from the restrictions on sale or contracting to sell contained herein, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. shall use their commercially reasonable efforts to provide the Attorney-in-Fact (as defined in the Underwriting Agreement) notice of such release within five (5) business days of such release, stating (i) the percentage of such Significant Holder’s Lock-Up Securities released from the foregoing restrictions and (ii) that the same percentage of Lock-Up Securities held by each other Significant Holder shall be released from the restrictions on sale or contracting to sell contained herein as of the date of such notice (subject, in the case of any directors or officers of the Company that are Significant Holders, to any required notice or announcement requirements provided for herein). For the purposes of this paragraph, (i) “Significant Holder” means each beneficial holder of at least three percent (3%) of the outstanding shares of capital stock of the Company as of the closing date of the Public Offering; and (ii) to the extent the undersigned is a Significant Holder, the undersigned hereby agrees and acknowledges that notice by the Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman, Sachs & Co. to the Attorney-in-Fact pursuant to the terms of the Underwriting Agreement shall be deemed to have been received by the undersigned.

It is understood that if the Company notifies the Representatives in writing that (x) it does not intend to proceed with the Public Offering or (y) if the Underwriting Agreement (other than provisions that survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock described therein, the undersigned will, automatically and without any further action by any party, be released from its obligations under this Lock-Up Agreement.

Notwithstanding anything to the contrary contained herein, in the event that the Public Offering is not consummated pursuant to the Underwriting Agreement by June 30, 2012, then the undersigned will be released from its obligations under this Lock-Up Agreement.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

This Lock-Up Agreement and any claim, controversy or dispute arising under or related to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

(iii)  Note: This paragraph only applies to shareholders affiliated with broker-dealer entities.

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Very truly yours,

Legal Name of Holder

Authorized Signature

Title (for entities)

5

EXHIBIT A-2

LIST OF PERSONS AND ENTITIES SUBJECT TO LOCK-UP AGREEMENTS

•  All directors and officers of the Company:

Cooley, John

Putnam, Gerald

Rosenberg, John

Sullivan, James

Trudeau, Robert

Weisberg, Phillip

•  All Selling Stockholders listed on Schedule II

•  All persons and entities listed below:

Credit Agricole CIB

GSP FX, LLC

LabMorgan Corporation

TCV Member Fund, L.P.

TCV VI, L.P.

Alfonso, Michelle

Ashworth, John

Bartelli, Mike

Bassi, Silvia

Bruce, Brian

Buttacavoli, Phil

Caffray, Patrick

Calvi, Mara

Carr, Martin

Cowper, Aaron

Creamer, Lauren B.

Dantuluri, Raju

Datikashvili, Iya

Daveluy, Stacey

De Heer, Rene

Downey, Jim

Fisher, Christopher

Forbes, Kevin

Goykhberg, Arkadiy

Granieri, Jeff

Guille, Dan

Hatami, Noah

Hawkins, John

Hill, Keith

6

Humphrey, Peter H.

Ippolito, Anthony

Jung, Philip

Kantor, Lenore

Kiziloz, George

Knudsen, Martin

Krenitsky, Jane

Kwiatkowski, James

Laverty, James

Mandarino, Joseph J.

Marchese, John

Matsko, Chris

Mazur, Ruslana

McCarthy, Melissa

Mellor, David

Mendes, Michael

Mistretta, Michael

Mo, Carl

Moreleigh, Mary

Mullooly, Tom

Nagel, Patrick

Ng, Ming

Pane, Anthony

Pestone, Wayne

Phillips, Karen

Popat, Kaush

Porter, Thomas

Richards, John

Rocciolo, Sonya

Rose, Jeremy

San Pietro, Thomas

Santalo, Jusa

Setz, Karen

Shah, Shwetang

Smith, Kelly

Spinelli, Allison

Torres, Ralph

Tracy, Ryan

Tu, Jay

Vayntrub, Boris

Vishwanathan, Nurani

Walker, Andrew

Warms, Mark

Weber, Ben

White, Patrick

Woodward, Jonathan

Woolcock, David

7

Young, Steve

Zieselman, Steve

Zuba, Quito

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EXHIBIT A-3

FORM OF PRESS RELEASE TO BE ISSUED PURSUANT TO SECTION 5(F)

FX Alliance Inc.
[Date]

FX Alliance, Inc. (the “Company”) announced today that BofA Merrill Lynch and Goldman, Sachs & Co., the joint book-running managers in the Company’s recent public offering of [•] shares of common stock, is [waiving] [releasing] a lock-up restriction with respect to                shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company.  The [waiver] [release] will take effect on                 , 20      , and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

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EXHIBIT B

FORM OF OPINION OF COUNSEL FOR THE COMPANY

EXHIBIT C

FORM OF OPINION OF COUNSEL TO THE SELLING STOCKHOLDERS

EXHIBIT D

FORM OF CERTIFICATE OF THE CHIEF FINANCIAL OFFICER

FX ALLIANCE INC.

[•], 2012

Reference is hereby made to (i) the Underwriting Agreement dated [•], 2012 (the “Underwriting Agreement”) among FX Alliance Inc. (the “Company”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several Underwriters listed in Schedule I thereto (the “Underwriters”) and (ii) the Prospectus dated [•], 2012 (the “Prospectus”) related to the offering (the “Offering”) of 5,200,000 shares of the Company’s common stock.

In connection with the Offering and to assist the Underwriters in their investigation of the affairs of the Company, I, in my capacity as Chief Financial Officer of the Company, hereby certify that, to the best of my knowledge after reasonable inquiry:

1.              The financial estimates and related information of the Company (the “Financial Information”) contained in the Prospectus under the caption “Summary—Recent Developments—Preliminary 2011 Results of Operations” (a) is derived from the books and records of the Company and its subsidiaries, (b) fairly presents in all material respects the Company’s preliminary estimates of the financial condition and results of operations of the Company and its subsidiaries as of and for the periods presented and (c) except as disclosed therein, has been prepared in conformity with U.S. generally accepted accounting principles. Nothing has come to my attention that would cause me to believe that the financial results of the Company and its subsidiaries for the quarter and year ended December 31, 2011 would be inconsistent in any material respect with the Financial Information; and

2.              For the period from January 1, 2012 to January 30, 2012, nothing has come to my attention that would cause me to believe that there has been any decrease in revenue or net income compared to the corresponding period in the preceding year, except for decreases the Prospectus discloses have occurred or may have occurred; and nothing has come to my attention that would cause me to believe that as of January 30, 2012, there has been any material decrease in cash and cash equivalents of the Company compared to the amount presented as of September 30, 2011 in the Prospectus, except for decreases the Prospectus discloses have occurred or may have occurred.

IN WITNESS WHEREOF, the undersigned has signed his name as of the date first written above.

Name:
Title:	Chief Financial Officer

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